UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2018

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                           Entry into a Material Definitive Agreement

Merger Agreement

On March 14, 2018, HarborOne Bancorp, Inc. (“HarborOne”), the holding company of HarborOne Bank, and Coastway Bancorp, Inc. (“Coastway”), the holding company of Coastway Community Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Coastway, HarborOne and Massachusetts Acquisitions, LLC, a Maryland limited liability company and direct subsidiary of HarborOne (“Merger Sub”).  Pursuant to the Merger Agreement, Coastway will be merged with and into Merger Sub, with Coastway as the surviving corporation (the “Merger”).  Immediately after the Merger, Coastway will be merged with and into HarborOne, the separate corporate existence of Coastway will thereupon cease and HarborOne will continue as the surviving corporation(the “ Upstream Merger”). It is anticipated that, contemporaneously with the Merger and the Upstream Merger, Coastway Community Bank will merge with and into HarborOne Bank, with HarborOne Bank continuing as the surviving bank.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each Coastway stockholder will receive $28.25 per share of Coastway common stock.

The Merger Agreement contains customary representations, warranties and covenants of Coastway and HarborOne, including covenants by Coastway to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period.  Coastway has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit Coastway’s Board of Directors to comply with its fiduciary duties, enter into discussions concerning, or furnish information in connection with, any proposals for alternative business combination transactions.  The Merger Agreement provides each of Coastway and HarborOne with specified termination rights. If the Merger is not consummated under specified circumstances, including if Coastway terminates the Merger Agreement for a Superior Proposal (as defined in the Merger Agreement), Coastway has agreed to pay HarborOne a termination fee in the amount of approximately $5.02 million.

The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by Coastway’s stockholders. The Merger is currently expected to be completed in the second half of 2018.

The Merger Agreement has been unanimously approved by the Boards of Directors of each of Coastway and HarborOne.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about HarborOne or Coastway. The Merger Agreement contains customary representations, warranties and covenants that HarborOne and Coastway made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between HarborOne and Coastway and may be subject to important qualifications and limitations agreed to by HarborOne and Coastway in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and may have been used to allocate risk between HarborOne and Coastway rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in HarborOne’s or Coastway’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, the members of Coastway’s Board of Directors and certain executive officers of Coastway have entered into voting agreements with HarborOne (collectively, the “Coastway Voting Agreements”) pursuant to which such individuals have agreed, among other things, to vote their respective shares of Coastway common stock in favor of the approval of the Merger Agreement at a special meeting of Coastway’s stockholders to be held for the purpose of approving the Merger Agreement.

The persons signing the Coastway Voting Agreements currently beneficially own an aggregate of approximately 3.37% of the outstanding Coastway Common Stock. The foregoing description of the Coastway Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Coastway Voting Agreement, which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which HarborOne and Coastway operate and beliefs of and assumptions made by HarborOne management and Coastway management, involve uncertainties that could significantly affect the financial results of HarborOne or Coastway or the combined company.  Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of HarborOne management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on HarborOne’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which HarborOne operates, including changes that adversely affect borrowers’ ability to service and repay HarborOne’s loans; changes in the value of securities in HarborOne’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in HarborOne’s financial statements will become impaired; demand for loans in HarborOne’s market area; HarborOne’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that HarborOne may not be successful in the implementation of its business strategy; difficulties in integrating HarborOne and Coastway; risks associated with the ability to consummate the proposed transaction and the timing of the closing of the proposed transaction; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed by HarborOne and Coastway with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. HarborOne and Coastway disclaim any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed merger, Coastway will file a proxy statement with the SEC. HarborOne will also file relevant materials in connection with its proposed acquisition of Coastway. Stockholders of Coastway are urged to read the proxy statement and other relevant documents and any amendments or supplements to those documents, because they will contain important information which should be considered before making any decision regarding the transaction.  A free copy of the proxy statement, as well as other filings containing information about HarborOne and Coastway, when they become available, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement may also be obtained, free of charge, from Coastway’s website at www.coastway.com under the “Investor Relations” tab or by contacting Coastway’s investor relations department at Coastway Bancorp, Inc., One Coastway Blvd., Warwick, Rhode Island 02886, Attention: Investors Relations, Telephone: (401) 330-1600.

Certain Information Regarding Participants

HarborOne and Coastway and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of Coastway stockholders in connection with the proposed transaction. You can find information about Coastway’s and HarborOne’s executive officers and directors in the materials filed by Coastway and HarborOne with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the proxy statement filed by Coastway with the SEC on April 10, 2017 and other relevant documents regarding the proposed merger to be filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 7.01                                           Regulation FD Disclosure

An investor presentation containing additional information regarding the Merger is included in this report as Exhibit 99.2.  The investor presentation is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of HarborOne under the Securities Act of 1933.

Item 8.01.                                        Other Events

On March 14, 2018, HarborOne and Coastway issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                   Exhibits

Number	Description

2.1	Agreement and Plan of Merger dated as of March 14, 2018 by and among HarborOne Bancorp, Inc., Massachusetts Acquisitions, LLC and Coastway Bancorp, Inc.*
99.1	Joint Press Release dated March 14, 2018**
99.2	Investor Presentation dated March 14, 2018**
99.3	Form of Coastway Voting Agreement

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. HarborOne hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange

Commission (“SEC”); provided, however, that HarborOne may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.

** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ James W. Blake
	Name:	James W. Blake
	Title:	President and Chief Executive Officer

Date: March 14, 2018